UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

245 Park Avenue New York, NY	10167

(Address of principal executive offices)	(Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (513) 985-3200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Fergus Reid, III

Chairman and Director

William J. Armstrong

Director

John F. Finn

Director

Dr. Matthew Goldstein

Director

Robert J. Higgins

Director

Frankie D. Hughes

Director

Peter C. Marshall

Director

Marilyn McCoy

Director

William G. Morton, Jr.

Director

Robert A. Oden, Jr.

Director

Frederick W. Ruebeck

Director

James J. Schonbachler

Director

Leonard M. Spalding, Jr.

Director

George C.W. Gatch

President

Robert L. Young

Senior Vice President

Patricia A. Maleski

Vice President, Chief Administrative Officer and Treasurer

Stephen M. Ungerman

Chief Compliance Officer

Frank J. Nasta

Secretary

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Investor Services, LLC

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Kramer Levin Naftalis & Frankel LLP

Executive Offices

Pacholder High Yield Fund, Inc.

245 Park Avenue

New York, NY 10167

Shareholder Services

(877) 217-9502

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide stockholders quick and easy access to the timeliest information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

SEMI-ANNUAL REPORT

JUNE 30, 2009

(UNAUDITED)

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Dear Stockholders:

Second Quarter and Semi-annual Review

Despite concerns about the economic recovery in mid-June amid rising mortgage rates and gasoline prices, high-yield bond markets managed to trade higher for the fifth time in the last six months. A surprising positive in 2009 has been the dramatic increase in the ability of high-yield issuers to access the market for funds. In response to strong demand for income and an increased appetite for total return during the first half of 2009, high-yield issuers managed to raise $60 billion of capital, 39% ahead of the first six months of 2008.

For the quarter ended June 30, 2009, the Pacholder High Yield Fund, Inc. (the “Fund”) returned 42.35%, based on Net Asset Value (NAV), compared to the 20.21% return of the Credit Suisse High Yield Index, Developed Countries Only (the “Index”), and the 25.45% average total return of the Morningstar Closed-End High Yield Category. Year to date, the Fund returned 54.54%, based on NAV, compared to the 27.23% return of the Index and the 27.21% average total return of the Morningstar Closed-End High Yield Category.

The Fund’s relative outperformance in the second quarter and six-month period was due primarily to the leverage obtained through its Auction-Rate Preferred Shares (ARPS). Other contributors to outperformance included the media/telecommunication, information technology and financial market segments. Performance in the services, housing, and metals/minerals segments detracted from overall performance.

According to Moody’s, the global speculative grade, issuer-based default rate hit a seven-year high at the end of May, reaching 10.10%. In its June 2009 Default Report, Moody’s predicted that the global default rate will peak at 12.8% in the fourth quarter of 2009 and decline to 6.0% by the end of June next year.

The Fund was well diversified at the end of the reporting period, with investments in 356 securities in 60 industries. As of June 30, 2009, the Fund’s largest industry sector concentration was in media, which accounted for 10.2% of its market value. For the quarter, the average price of the index rose 13.99 points from 63.66 to 77.65, the average yield (calculated to the worst call date) dropped 477 basis points (bps) from 17.09% to 12.32% and the spread over the comparable Treasury tightened 519 bps from 1,500 bps to 981 bps. For the six months ended June 30, 2009, the average price of the index rose 16.06 points from 61.59 to 77.65, the average yield dropped 663 bps from 18.95% to 12.32% and the spread over the comparable Treasury tightened 726 bps from 1,707 bps to 981 bps.

Auction Rate Preferred Shares and Dividend

Since February 2008, most auctions for preferred shares of closed-end funds and auction-rate securities of other issuers failed. The weekly auction for the ARPS failed since February 13, 2008. Since that time, a number of broker-dealers announced that they will offer to repurchase auction-rate securities from certain of their clients. Any action taken by the Fund to provide liquidity to the ARPS must be in the best interest of the Fund as a whole. The Fund has not been able to identify financing to redeem the ARPS that satisfies this requirement. As indicated below, the Fund made two voluntary redemptions totaling 920 shares of the 2,640 outstanding shares of the ARPS. To the extent that the Fund determines that additional redemptions are in the best interest of the Fund as a whole, we will post additional information on the Fund’s website and keep shareholders informed.

On November 26, 2008, the Fund announced that it was not permitted to pay the November monthly dividend on December 9, 2008, because the Fund’s asset coverage was less than 200% for its ARPS. The Fund also indicated that it would be unable to resume the declaration and payment of dividends until the asset coverage requirements were met. During December, the Fund issued notices to redeem 920 shares of ARPS, allowing the Fund to resume the declaration and payment of monthly dividends. The Fund declared a dividend of $0.13 on December 11, 2008, consisting of $0.075 in lieu of the cancelled November dividend and $0.055 for the December dividend.

Since January 2009, the Fund has paid a monthly dividend of $0.055. The Board of Directors has authorized the Fund to pay a monthly dividend of $0.055 subject to the Fund’s compliance with its asset coverage requirements. It is expected that the Fund would redeem additional shares of ARPS to the extent necessary for the Fund to maintain an asset coverage of at least 200% for the ARPS after payment of all dividends. As of June 30, 2009, the Fund’s asset coverage was 279%.

In the event that the Fund does not meet its asset coverage requirements and is not able to declare or pay a dividend, shareholders will be notified. The Fund has posted question and answers on the Fund’s website at www.phf-hy.com, which is intended to provide shareholders with additional information concerning asset coverage requirements and the impact that such requirements have on the ability to declare and pay dividends.

Fund Strategy

During the period, signs of the economy bottoming presented the opportunity to selectively add credit volatility in lower-rated and more

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

cyclical issuers that we believed had staying power in an environment of prolonged weak credit fundamentals. However, we believe that investors should be selective, even at current spreads and prices.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

George C.W. Gatch

President

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors, Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher-rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting and legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Portfolio Holdings Availability

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on its website (www.phf-hy.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month, as well as certain other fund facts and statistical information, will also be available on the Fund’s website.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Figure 1

Total Return **	Net Asset Value (NAV)	Market Price
Six Months#	54.54%	52.88%
1 Year	(15.15)%	(26.13)%
5 Year	3.41%	0.99%
10 Year	3.69%	2.41%
Price per share at June 30, 2009	$5.95	$5.23

**	Total returns assume the reinvestment off all dividends and capital gains, if any. Total returns shown are average annual returns unless otherwise noted.
#	Not Annualized.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

CORPORATE BONDS — 121.8%
ADVERTISING — 0.2%
Interpublic Group of Cos., Inc., Private Placement, 10.000%, 07/15/17[2]	$150	$151,125	0.2%

AEROSPACE & DEFENSE — 0.2%
DigitalGlobe, Inc., Private Placement, Sr Nt, 10.500%, 05/01/14[2]	125	129,375	0.2

AIRLINES — 3.2%
American Airlines, Inc., Nt, 3.363%, 10/18/09[3,9]	236	214,059	0.3
American Airlines, Pass Through Trust 1991, Collateral Trust Notes, Series 91A2, 10.180%, 01/02/13[9]	1,054	674,442	0.9
American Airlines, Pass Through Trust 1991, Private Placement, Nt, Series 91B2, 10.320%, 07/30/14[2,9]	670	335,137	0.4
Continental Airlines, Inc., 9.000%, 07/08/16	200	200,000	0.3
Continental Airlines, Inc., Pass Thru Cert, Series ERJ1, 9.798%, 04/01/21[10]	1,457	947,336	1.2
Delta Air Lines, Inc., 8.300%, 12/15/29[1,4]	1,145	8,015	0.0	[12]
10.125%, 05/15/10[1,4]	500	3,500	0.0	[12]
UAL Pass Through Trust, Series 2007-1, Private Placement, Nt, VAR, 3.361%, 07/02/14[2,9]	177	69,188	0.1
7.336%, 07/02/19[2]	89	46,261	0.0	[12]

		2,497,938	3.2
AUTO COMPONENTS — 0.2%
Delphi Corp., 7.125%, 05/01/29[1,4]	725	906	0.0	[12]
Tenneco, Inc., Series B, 10.250%, 07/15/13	146	138,335	0.2

		139,241	0.2
AUTOMOBILES — 0.6%
Ford Holdings LLC, 9.300%, 03/01/30	112	66,080	0.1
9.375%, 03/01/20	150	88,500	0.1
Ford Motor Co., Nt, 9.980%, 02/15/47	125	65,000	0.1
General Motors Corp., Series B, 5.250%, 03/06/32	4	11,000	0.0	[12]
General Motors Corp., Debentures, 6.750%, 05/01/28[1,4]	50	6,000	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

AUTOMOBILES (continued)
8.100%, 06/15/24[1,4]	$1,725	$202,688	0.2%
8.375%, 07/15/33[1,4,6]	450	57,375	0.1

		496,643	0.6
BEVERAGES — 0.7%
Constellation Brands, Inc., Sr Nt, 8.375%, 12/15/14	390	390,975	0.5
FBG Finance Ltd., Private Placement, (Australia), 5.125%, 06/15/15[2]	175	163,935	0.2

		554,910	0.7
BROADCASTING & CABLE TV — 0.1%
Adelphia Communications Corp., 6.000%, 02/15/06[1,4]	125	12	0.0	[12]
Adelphia Communications Corp., Sr Nt, 8.125%, 07/15/03[1,4]	750	14,063	0.0	[12]
9.375%, 11/15/09[1,4]	560	10,500	0.0	[12]
Adelphia Recovery Trust, Contingent Value 12/31/49[1,4]	1,297	38,907	0.1

		63,482	0.1
BUILDING PRODUCTS — 0.2%
AMH Holdings, Inc., Sr Nt, 11.250%, 03/01/14[7]	400	176,000	0.2

CHEMICALS — 3.2%
PolyOne Corp., Nt, 8.875%, 05/01/12[10]	1,750	1,470,000	1.9
Sterling Chemicals, Inc., 10.250%, 04/01/15	350	318,500	0.4
Terra Capital, Inc., Sr Nt, Series B, 7.000%, 02/01/17	525	479,719	0.6
Westlake Chemical Corp., 6.625%, 01/15/16	250	218,750	0.3

		2,486,969	3.2
COMMERCIAL BANKS — 1.5%
Bank of America Corp., 5.250%, 12/01/15	550	484,313	0.6
BankAmerica Capital II, Nt, Series 2, 8.000%, 12/15/26	30	24,897	0.1
Wachovia Capital Trust III, 5.800%, 03/15/11[14]	1,060	636,000	0.8

		1,145,210	1.5

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

COMMERCIAL SERVICES & SUPPLIES — 2.5%
Cenveo Corp., Private Placement, 10.500%, 08/15/16[2]	$1,000	$750,000	1.0%
Cenveo Corp., Sr Sub Nt, 7.875%, 12/01/13	325	227,500	0.3
Harland Clarke Holdings Corp., VAR,
5.633%, 05/15/15	350	210,875	0.3
9.500%, 05/15/15	625	482,812	0.6
Quebecor World Capital Corp., Private Placement, Sr Nt, (Canada), 8.750%, 03/15/16[1,2,4]	810	72,900	0.1
Quebecor World Capital Corp., Sr Nt, (Canada), 6.125%, 11/15/13[1,4]	1,415	120,275	0.1
Quebecor World, Inc., Private Placement, Sr Nt, (Canada), 9.750%, 01/15/15[1,2,4]	585	52,650	0.1

		1,917,012	2.5
COMMUNICATIONS EQUIPMENT — 0.7%
Avaya, Inc., Private Placement, Sr Nt, 9.750%, 11/01/15[2]	800	560,000	0.7

COMPUTERS & PERIPHERALS — 0.7%
Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16[6]	250	214,375	0.3
Seagate Technology International, Private Placement, (Cayman Islands), 10.000%, 05/01/14[2]	320	330,000	0.4

		544,375	0.7
CONSTRUCTION ENGINEERING — 2.0%
RSC Equipment Rental, Inc., 9.500%, 12/01/14	618	495,945	0.6
United Rentals North America, Inc., Co Guar, 6.500%, 02/15/12	975	945,750	1.2
United Rentals North America, Inc., Private Placement, 10.875%, 06/15/16[2]	175	168,000	0.2

		1,609,695	2.0
CONSTRUCTION MATERIALS — 1.3%
Hanson Australia Funding Ltd., (Australia), 5.250%, 03/15/13	484	380,569	0.5
Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	655	489,613	0.7
7.875%, 09/27/10	100	96,500	0.1

		966,682	1.3

Description	Par (000)	Value	Percent of Net Assets*

CONSUMER FINANCE — 6.5%
ACE Cash Express, Inc., Private Placement, Sr Nt, 10.250%, 10/01/14[2,9]	$1,000	$450,000	0.6%
Ford Motor Credit Co. LLC, VAR, 3.889%, 01/13/12	1,000	773,750	1.0
7.800%, 06/01/12	200	172,084	0.2
Ford Motor Credit Co. LLC, Nt, 8.000%, 12/15/16[10]	700	535,170	0.7
8.625%, 11/01/10[10]	555	521,658	0.7
GMAC LLC, Private Placement, VAR, 2.868%, 12/01/14[2]	307	214,900	0.3
6.625%, 05/15/12[2]	158	131,930	0.2
7.000%, 02/01/12[2,6]	300	254,400	0.3
8.000%, 11/01/31[2]	1,592	1,114,400	1.4
SLM Corp., VAR, 0.829%, 03/15/11	350	300,245	0.4
VAR, 1.392%, 01/27/14	100	69,512	0.1
5.400%, 10/25/11	143	128,613	0.2
8.450%, 06/15/18	390	333,639	0.4
Series MTNA, 5.000%, 06/15/18	30	19,901	0.0	[12]

		5,020,202	6.5
CONSUMER PRODUCTS — 2.1%
Central Garden and Pet Co., 9.125%, 02/01/13	215	205,594	0.3
Jarden Corp., 7.500%, 05/01/17[6]	550	481,250	0.6
Spectrum Brands, Inc., Sr Nt, 7.375%, 02/01/15[1,4]	625	418,750	0.5
12.500%, 10/02/13[1,4,6]	725	500,250	0.7

		1,605,844	2.1
CONTAINERS & PACKAGING — 2.5%
Berry Plastics Corp., VAR, 5.881%, 02/15/15	400	353,000	0.5
Berry Plastics Holding Corp., Nt, 8.875%, 09/15/14	400	337,000	0.4
BWAY Corp., Private Placement, 10.000%, 04/15/14[2]	100	99,750	0.1
Constar International, Inc., Co. Guar., VAR, 4.258%, 02/15/12	750	582,187	0.8
Plastipak Holdings, Inc., Private Placement, Sr Nt, 8.500%, 12/15/15[2]	300	268,875	0.3
Portola Packaging, Inc., Sr Nt, 8.250%, 02/01/12[1,3,4,9]	270	62,100	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

CONTAINERS & PACKAGING (continued)
Solo Cup Co., Sr Nt, 8.500%, 02/15/14	$250	$205,000	0.3%

		1,907,912	2.5
DISTRIBUTORS — 0.8%
American Tire Distributors, Inc., Nt, 10.750%, 04/01/13	435	353,981	0.4
Asbury Automotive Group, Inc., Sr Nt, 8.000%, 03/15/14	63	52,290	0.1
KAR Holdings, Inc., Sr Nt, 8.750%, 05/01/14	150	128,625	0.2
10.000%, 05/01/15	123	100,860	0.1

		635,756	0.8
DIVERSIFIED CONSUMER SERVICES — 2.3%
Knowledge Learning Corp., Inc., Private Placement, Sr Sub Nt, 7.750%, 02/01/15[2]	700	651,000	0.9
Mac-Gray Corp., Sr Nt, 7.625%, 08/15/15	650	618,312	0.8
Sotheby’s, 7.750%, 06/15/15	250	186,250	0.2
Stewart Enterprises, Inc., Sr Nt, 6.250%, 02/15/13[10]	324	301,320	0.4

		1,756,882	2.3
DIVERSIFIED FINANCIAL SERVICES — 3.0%
CIT Group Funding Co. of Canada, Sr Nt, (Canada), 5.600%, 11/02/11	393	288,429	0.4
CIT Group, Inc., 5.600%, 04/27/11[6]	325	243,699	0.3
5.800%, 07/28/11[6]	873	654,534	0.8
CIT Group, Inc., Private Placement, 12.000%, 12/18/18[2]	300	140,940	0.2
Deluxe Corp., Nt, Series B, 5.125%, 10/01/14	600	459,000	0.6
Goldman Sachs Group, Inc. (The), 6.750%, 10/01/37	604	536,952	0.7

		2,323,554	3.0
DIVERSIFIED MANUFACTURING — 1.8%
Polypore, Inc., Sr Sub Nt, 8.750%, 05/15/12	1,539	1,363,939	1.8

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.0%
Frontier Communications Corp., 8.250%, 05/01/14	50	47,250	0.1
Level 3 Financing, Inc., Co. Guar, 9.250%, 11/01/14[10]	800	656,000	0.9

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
Level 3 Financing, Inc., Sr Nt, 12.250%, 03/15/13[6]	$200	$190,000	0.2%
Qwest Corp., Sr Nt, 7.625%, 06/15/15[10]	1,015	954,100	1.2
Time Warner Telecom Holdings, Inc., Sr Nt, 9.250%, 02/15/14[10]	500	496,250	0.6

		2,343,600	3.0
ELECTRIC UTILITIES — 0.2%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Private Placement, 8.000%, 06/01/16[2]	200	191,500	0.2

ELECTRICAL EQUIPMENT — 0.2%
Belden, Inc., Private Placement, Sr Nt, 9.250%, 06/15/19[2]	125	121,094	0.2

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.9%
Flextronics International Ltd., Debentures, (Singapore), 6.250%, 11/15/14	210	196,350	0.3
Intcomex, Inc., Sec’d Nt, 11.750%, 01/15/11[9]	1,100	442,750	0.6
Sanmina-SCI Corp., 6.750%, 03/01/13[6]	200	155,000	0.2
Sanmina-SCI Corp., Private Placement, Sr Nt, VAR, 3.379%, 06/15/14[2]	300	246,000	0.3
Smart Modular Technologies WWH, Inc., Sr Nt, (Cayman Islands), VAR, 6.097%, 04/01/12[3,9]	423	389,043	0.5

		1,429,143	1.9
ENERGY EQUIPMENT & SERVICES — 3.8%
Bristow Group, Inc., Co Guar, 6.125%, 06/15/13	250	226,250	0.3
Calfrac Holdings LP, Private Placement, Debentures, 7.750%, 02/15/15[2]	250	215,000	0.3
Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	750	555,000	0.7
Helix Energy Solutions Group, Inc., Private Placement, 9.500%, 01/15/16[2]	1,000	912,500	1.2
Key Energy Services, Inc., Sr Nt, 8.375%, 12/01/14	338	298,285	0.4

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

ENERGY EQUIPMENT & SERVICES (continued)
PHI, Inc., Co Guar, 7.125%, 04/15/13	$783	$696,870	0.9%

		2,903,905	3.8
FOOD & STAPLES RETAILING — 3.8%
Golden State Foods Corp., Private Placement, Sr Sub Nt, 9.240%, 01/10/12[2,8,9]	1,550	1,582,937	2.1
Ingles Markets, Inc., Private Placement, 8.875%, 05/15/17[2]	190	187,150	0.2
Rite Aid Corp., 10.375%, 07/15/16	800	720,000	0.9
Rite Aid Corp., Debentures, 7.500%, 03/01/17	600	469,500	0.6

		2,959,587	3.8
FOOD PRODUCTS — 2.3%
Chiquita Brands International, Inc., Sr Nt, 8.875%, 12/01/15[6]	699	602,888	0.8
Dole Food Co., Inc., Private Placement, Sr Nt, 13.875%, 03/15/14[2,6]	250	275,000	0.3
Eurofresh, Inc., Private Placement, Nt, 11.500%, 01/15/13[1,2,4,9]	2,367	150,896	0.2
JBS USA LLC/JBS USA Finance, Inc., Private Placement, 11.625%, 05/01/14[2]	150	141,750	0.2
Smithfield Foods, Inc., Nt, Series B, 7.750%, 05/15/13	750	615,000	0.8
Tom’s Foods, Inc., Sr Nt, 10.500%, 11/01/04[1,3,4,9]	872	8,718	0.0	[12]

		1,794,252	2.3
GAMING — 4.9%
FireKeepers Development Authority, Private Placement, 13.875%, 05/01/15[2]	75	69,188	0.1
Harrah’s Operating Co., Inc., Private Placement, Series A144, 10.000%, 12/15/18[2]	500	287,500	0.4
Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Private Placement, 11.250%, 06/01/17[2]	250	236,250	0.3
Isle of Capri Casinos, Inc., Sr Nt, 7.000%, 03/01/14	400	322,000	0.4
Mandalay Resort Group, Sr Nt, 6.375%, 12/15/11	500	372,500	0.5

Description	Par (000)	Value	Percent of Net Assets*

GAMING (continued)
Mashantucket Western Pequot Tribe, Private Placement, 8.500%, 11/15/15[2]	$1,320	$660,000	0.8%
MGM Mirage, 8.500%, 09/15/10	250	226,875	0.3
MGM Mirage, Co Guar, 7.625%, 01/15/17[6]	150	97,125	0.1
MGM Mirage, Sr Nt, 6.750%, 09/01/12	172	122,120	0.2
Seminole Hard Rock Entertainment, Inc., Private Placement, VAR, 3.129%, 03/15/14[2]	500	345,000	0.4
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Nt, 9.375%, 06/15/15[2]	1,000	600,000	0.8
Wynn Las Vegas Capital Corp., Nt, 6.625%, 12/01/14[6]	500	440,000	0.6

		3,778,558	4.9

HEALTH CARE PROVIDERS & SERVICES — 5.3%
Apria Healthcare Group, Inc., Private Placement, 11.250%, 11/01/14[2]	165	159,225	0.2
CHS/Community Health Systems, Inc., 8.875%, 07/15/15	800	784,000	1.0
HCA, Inc., 5.750%, 03/15/14	195	156,000	0.2
6.375%, 01/15/15	407	330,688	0.4
HCA, Inc., Sec’d Nt, 9.250%, 11/15/16	1,000	985,000	1.3
Multiplan, Inc., Private Placement, 10.375%, 04/15/16[2]	750	721,875	0.9
TeamHealth, Inc., Sr Sub Nt, 11.250%, 12/01/13	225	230,062	0.3
Tenet Healthcare Corp., Private Placement, 8.875%, 07/01/19[2]	750	753,750	1.0

		4,120,600	5.3

HOTELS, RESTAURANTS & LEISURE — 2.0%
Royal Caribbean Cruises Ltd., Sr Nt, (Liberia), 11.875%, 07/15/15	200	194,798	0.3
Six Flags Operations, Inc., Private Placement, 12.250%, 07/15/16[1,2,4,6]	1,122	779,790	1.0

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

HOTELS, RESTAURANTS & LEISURE (continued)
Speedway Motorsports, Inc., Sr Nt, Private Placement, 8.750%, 06/01/16[2]	$300	$303,750	0.4%
Speedway Motorsports, Inc., Sr Sub Nt, 6.750%, 06/01/13	250	240,000	0.3

		1,518,338	2.0
HOUSEHOLD DURABLES — 1.1%
K Hovnanian Enterprises, Inc., Debentures, 11.500%, 05/01/13	500	432,500	0.5
KB Home, Sr Nt, 5.875%, 01/15/15	250	211,250	0.3
Meritage Homes Corp., Sr Nt, 7.000%, 05/01/14	250	205,000	0.3

		848,750	1.1
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 6.6%
Calpine Generating Co. LLC, Sec’d Nt, VAR, 4,823.931%, 04/01/11[1,4]	1,000	75,000	0.1
Dynegy Holdings, Inc., Sr Unsec’d Nt, 7.125%, 05/15/18	500	340,000	0.4
Dynegy Roseton/Danskammer Pass Through Trust, Series B, 7.670%, 11/08/16	500	438,750	0.6
Edison Mission Energy, Sr Nt, 7.750%, 06/15/16	1,000	815,000	1.1
Mirant Americas Generation LLC, Sr Nt, 8.500%, 10/01/21	500	395,000	0.5
NRG Energy, Inc., Sr Nt, 7.250%, 02/01/14	250	242,500	0.3
7.375%, 01/15/17	1,375	1,295,937	1.7
RRI Energy, Inc., 6.750%, 12/15/14[6]	841	810,514	1.0
7.625%, 06/15/14	500	457,500	0.6
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/15	350	217,875	0.3

		5,088,076	6.6
INDUSTRIAL CONGLOMERATES — 2.2%
JB Poindexter & Co., Inc., Co Guar, 8.750%, 03/15/14[10]	2,084	1,604,680	2.1
Milacron Escrow Corp., Sec’d Nt, 11.500%, 05/15/11[1,3,4]	1,215	85,050	0.1

		1,689,730	2.2
INDUSTRIAL MACHINERY — 1.8%
General Cable Corp., VAR, 2.972%, 04/01/15	250	202,500	0.2

Description	Par (000)	Value	Percent of Net Assets*

INDUSTRIAL MACHINERY (continued)
RBS Global, Inc. & Rexnord Corp., Sr Sub Nt, 11.750%, 08/01/16	$410	$302,375	0.4%
RBS Global, Inc./Rexnord LLC, Private Placement, Series 144a, 9.500%, 08/01/14[2]	1,063	908,865	1.2

		1,413,740	1.8
INSURANCE — 4.7%
Crum and Forster Holdings Corp., 7.750%, 05/01/17	600	520,500	0.7
HUB International Holdings, Inc., Private Placement, 9.000%, 12/15/14[2]	500	408,125	0.5
10.250%, 06/15/15[2]	500	368,125	0.5
Liberty Mutual Group, Inc., Private Placement, 7.500%, 08/15/36[2]	250	172,285	0.2
VAR, 10.750%, 06/15/58[2]	1,670	1,202,400	1.6
MetLife, Inc., 10.750%, 08/01/39	400	399,924	0.5
USI Holdings Corp., Private Placement, Sr Sub Nt, 9.750%, 05/15/15[2]	830	556,100	0.7

		3,627,459	4.7
IT Services — 0.4%
Unisys Corp., Sr Nt, 8.000%, 10/15/12	500	300,000	0.4

Leisure Equipment & Products — 0.1%
Eastman Kodak Co., 7.250%, 11/15/13	60	36,600	0.1
True Temper Sports, Inc., Sr Nt, 8.375%, 09/15/11[1,4,9]	490	4,900	0.0	[12]

		41,500	0.1
MARINE — 0.7%
Ultrapetrol Bahamas Ltd., 1st Mtg, (Bahamas), 9.000%, 11/24/14	700	575,750	0.7

MEDIA — 11.2%
Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., Sr Sub Nt, 10.500%, 08/15/14	700	238,000	0.3
Block Communications, Inc., Private Placement, Sr Nt, 8.250%, 12/15/15[2]	800	700,000	0.9
CanWest MediaWorks LP, Private Placement, Sr Nt, (Canada), 9.250%, 08/01/15[2]	750	75,000	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13[1,4,6]	$800	$760,000	1.0%
Charter Communications Holdings LLC/Charter Communications Operating Capital, 10.875%, 09/15/14	500	517,500	0.7
Fisher Communications, Inc., Sr Nt, 8.625%, 09/15/14	500	438,750	0.6
HSN, Inc., Private Placement, Sr Nt, 11.250%, 08/01/16[2]	251	231,234	0.3
Intelsat Subsidiary Holding Co., Ltd., Private Placement, (Bermuda), 8.875%, 01/15/15[2]	1,250	1,206,250	1.6
Lamar Media Corp., Sr Sub Nt, 7.250%, 01/01/13[6]	39	37,099	0.0	[12]
6.625%, 08/15/15	250	211,250	0.3
LBI Media, Inc., Sr Disc Nt, 11.000%, 10/15/13[7]	625	288,281	0.4
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., Sr Disc Nt, 11.375%, 04/01/13[7]	479	173,777	0.2
Quebecor Media, Inc., Sr Nt, (Canada), 7.750%, 03/15/16[10]	750	679,688	0.9
Radio One, Inc., Sr Sub Nt, 6.375%, 02/15/13	500	150,625	0.2
RH Donnelley, Inc., Private Placement, 11.750%, 05/15/15[1,2,4]	795	365,700	0.5
Valassis Communications, Inc., 8.250%, 03/01/15	1,500	1,081,875	1.4
Virgin Media Finance plc, Sr Nt, (United Kingdom), 9.125%, 08/15/16	1,250	1,203,125	1.5
WMG Acquisition Corp., Sr Nt, Private Placement, 9.500%, 06/15/16[2]	100	99,500	0.1
WMG Holdings Corp., Nt, 0.000%, 12/15/14[7]	250	196,250	0.2

		8,653,904	11.2
METALS & MINING — 1.5%
FMG Finance Pty Ltd., Private Placement, (Australia), 10.625%, 09/01/16[2]	250	240,000	0.3
Wolverine Tube, Inc., Sr Nt, PIK, 15.000%, 03/31/12[3]	1,145	881,650	1.2

		1,121,650	1.5

Description	Par (000)	Value	Percent of Net Assets*

MULTILINE RETAIL — 0.5%
Dollar General Corp., PIK, 11.875%, 07/15/17	$100	$108,000	0.1%
Dollar General Corp., Sr Nt, 10.625%, 07/15/15	250	270,000	0.4

		378,000	0.5
MULTI-UTILITIES — 0.4%
Energy Future Holdings Corp., Nt, 10.875%, 11/01/17	450	328,500	0.4

OIL, GAS & CONSUMABLE FUELS — 6.8%
Arch Western Finance LLC, 6.750%, 07/01/13	100	91,250	0.1
El Paso Performance-Linked Trust, Private Placement, Sr Nt, 7.750%, 07/15/11[2]	500	490,693	0.6
Encore Acquisition Co., Sr Nt, 6.000%, 07/15/15[10]	1,000	825,000	1.1
Forest Oil Corp., Nt, 7.250%, 06/15/19	269	240,755	0.3
Gibson Energy ULC/GEP Midstream Finance Corp., Private Placement, (Canada), 11.750%, 05/27/14[2]	200	198,000	0.3
Massey Energy Co., Nt, 6.875%, 12/15/13	450	411,750	0.5
Newfield Exploration Co., Nt, 6.625%, 09/01/14	200	184,250	0.3
Range Resources Corp., 7.250%, 05/01/18	25	23,375	0.0	[12]
Range Resources Corp., Sr Sub Nt, 7.500%, 05/15/16	267	256,320	0.3
Swift Energy Co., Sr Nt, 7.125%, 06/01/17	1,260	888,300	1.2
Targa Resources Partners LP, 8.250%, 07/01/16	280	237,300	0.3
W&T Offshore, Inc., Private Placement, Sr Nt, 8.250%, 06/15/14[2]	1,000	770,000	1.0
Western Refining, Inc., Private Placement, VAR,
10.750%, 06/15/14[2,6]	225	204,750	0.3
11.250%, 06/15/17[2]	225	199,688	0.2
Williams Partners LP/Williams Partners Finance Corp., Sr Nt, 7.250%, 02/01/17	250	228,125	0.3

		5,249,556	6.8

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

PAPER & FOREST PRODUCTS — 2.9%
Abitibi-Consolidated Co. of Canada, Private Placement, Sr Nt, (Canada), 13.750%, 04/01/11[1,2,4]	$160	$147,200	0.2%
Abitibi-Consolidated Co. of Canada, Sr Nt, (Canada), 6.000%, 06/20/13[1,4]	630	47,250	0.1
8.375%, 04/01/15[1,4]	1,395	111,600	0.1
Abitibi-Consolidated, Inc., Sr Nt, (Canada), 8.850%, 08/01/30[1,4]	25	2,000	0.0	[12]
Bowater Canada Finance Corp., Nt, (Canada), 7.950%, 11/15/11[1,4]	500	90,000	0.1
Cascades, Inc., Sr Nt, (Canada), 7.250%, 02/15/13	268	233,830	0.3
Domtar Corp., 7.125%, 08/15/15	500	417,500	0.5
Georgia-Pacific LLC, Private Placement, Co Guar, 7.000%, 01/15/15[2]	125	116,875	0.1
7.125%, 01/15/17[2]	325	302,250	0.4
Jefferson Smurfit Corp., Sr Nt, 8.250%, 10/01/12[1,4]	240	90,000	0.1
NewPage Corp., Sr Nt, 10.000%, 05/01/12	408	195,840	0.3
Norampac Industries, Inc., Sr Nt, (Canada), 6.750%, 06/01/13	20	17,100	0.0	[12]
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12[1,4]	105	40,162	0.1
Smurfit-Stone Container Enterprises, Inc., Sr Nt, 8.000%, 03/15/17[1,4]	865	320,050	0.4
Verso Paper Holdings LLC/Verso Paper, Inc., Sr Nt, 9.125%, 08/01/14	250	116,250	0.2

		2,247,907	2.9
PHARMACEUTICALS — 2.2%
Celtic Pharma Phinco B.V., (Bermuda), 17.000%, 06/15/12[9]	1,461	949,696	1.2
Elan Finance plc/Elan Finance Corp., Sr Nt, (Ireland), VAR, 4.883%, 11/15/11	830	726,250	1.0

		1,675,946	2.2
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
HRPT Properties Trust, 5.750%, 02/15/14	63	54,156	0.1

Description	Par (000)	Value	Percent of Net Assets*

ROAD & RAIL — 2.0%
Erac USA Finance Co., Private Placement, 6.375%, 10/15/17[2]	$149	$134,533	0.2%
Kansas City Southern Railway, Sr Nt, 8.000%, 06/01/15	500	465,000	0.6
Quality Distribution LLC/QD Capital Corp., Co Guar, VAR, 5.631%, 01/15/12[9]	850	524,875	0.7
9.000%, 11/15/10[9]	750	397,500	0.5

		1,521,908	2.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
Amkor Technology, Inc., Sr Nt, 7.750%, 05/15/13	300	275,250	0.4
MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., Sec’d Nt, (Luxembourg), VAR, 0.000%, 12/15/11[1,4,9]	735	367	0.0	[12]
6.875%, 12/15/11[1,4,9]	750	375	0.0	[12]
NXP BV/NXP Funding LLC, Sr Nt, (Netherlands), Series ExCH, 7.875%, 10/15/14	1,640	746,200	1.0
Series EXcH, VAR, 3.881%, 10/15/13[6]	400	160,000	0.2
Spansion, Inc., Private Placement, VAR, 3.793%, 06/01/13[1,2,4]	1,000	650,000	0.8

		1,832,192	2.4
SPECIALTY RETAIL — 3.5%
ACE Hardware Corp., Private Placement, Sr Nt, 9.125%, 06/01/16[2]	250	245,625	0.3
Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14[6]	1,000	795,000	1.1
Collective Brands, Inc., 8.250%, 08/01/13	500	462,500	0.6
General Nutrition Centers, Inc., VAR, 6.404%, 03/15/14	461	368,800	0.5
PEP Boys-Manny Moe & Jack, Sr Nt, 7.500%, 12/15/14	300	247,500	0.3
Southern States Cooperative, Inc., Private Placement, Series 144a, 11.000%, 11/01/11[2,3,9]	500	460,000	0.6
Toys R Us, Inc., 7.875%, 04/15/13	113	94,355	0.1

		2,673,780	3.5

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

TEXTILES, APPAREL & LUXURY GOODS — 1.2%
Broder Brothers Co., Private Placement, PIK, 12.000%, 10/15/13[2,3]	$371	$250,497	0.3%
Hanesbrands, Inc., Sr Nt, Series B, VAR, 4.593%, 12/15/14	500	402,500	0.5
Quiksilver, Inc., 6.875%, 04/15/15	500	265,000	0.4

		917,997	1.2
TOBACCO — 2.0%
Alliance One International, Inc., Private Placement, 10.000%, 07/15/16[2]	440	416,900	0.6
Alliance One International, Inc., Sr Nt, 11.000%, 05/15/12	900	940,500	1.2
12.750%, 11/15/12	150	157,875	0.2

		1,515,275	2.0
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Noble Group Ltd., Private Placement, Sr Nt, (Bermuda), 6.625%, 03/17/15[2]	210	178,500	0.2

TRANSPORTATION SERVICES — 0.0%[12]
IdleAire Technologies Corp., Sr Disc Nt, 13.000%, 12/15/12[1,3,4,7,9]	1,415	14,150	0.0	[12]

WIRELESS TELECOMMUNICATION SERVICES — 3.6%
American Tower Corp., Private Placement, 7.250%, 05/15/19[2]	230	222,525	0.3
CC Holdings GS V LLC/Crown Castle GS III Corp., Private Placement, 7.750%, 05/01/17[2]	110	107,250	0.1
Cricket Communications, Inc., Private Placement, 7.750%, 05/15/16[2]	180	173,250	0.2
iPCS, Inc., Sr Nt, VAR, 3.153%, 05/01/13	440	347,600	0.5
MetroPCS Wireless, Inc., Sr Nt, 9.250%, 11/01/14	750	745,313	1.0
Sprint Nextel Corp., Nt, 6.000%, 12/01/16	1,400	1,144,500	1.5

		2,740,438	3.6
Total Corporate Bonds
(cost $122,667,095)		93,902,187	121.8

LOAN PARTICIPATIONS & ASSIGNMENTS — 29.7%
AIRLINES — 0.6%
Delta Airlines, Inc., 1st Lien Term Loan, 0.261%, 04/30/14	27	23,595	0.1
2.318%, 04/30/14	463	398,878	0.5

		422,473	0.6

Description	Par (000)	Value	Percent of Net Assets*

AUTOMOBILES — 1.4%
Ford Motor Co., Term Loan B, 3.320%, 12/15/13	$1,128	$817,165	1.1%
4.140%, 12/15/13	353	256,036	0.3

		1,073,201	1.4
BUILDING PRODUCTS — 0.5%
Jacuzzi Brands, Inc., 1st Lien Term Loan B, 2.560%, 02/07/14[9]	443	181,614	0.3
Jacuzzi Brands, Inc., 1st Lien Term Loan, Letter of Credit, 1.120%, 02/07/14[9]	40	16,316	0.0	[12]
Jacuzzi Brands, Inc., 2nd Lien Term Loan Tranche B-2, 6.810%, 08/07/14[9]	1,123	164,665	0.2

		362,595	0.5
CHEMICALS — 2.9%
Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.847%, 05/15/14[9]	895	657,662	0.9
Cristal Inorganic Chemicals, 2nd Lien Term Loan, 6.347%, 05/15/14[9]	500	300,000	0.4
Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.815%, 12/20/13	6	2,610	0.0	[12]
Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 4.065%, 12/22/14	17	7,494	0.0	[12]
Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 4.065%, 12/22/14	17	7,494	0.0	[12]
Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 4.065%, 12/22/14	17	7,494	0.0	[12]
Lyondell Chemical Co., New Money DIP Term Loan, 13.000%, 12/15/09	89	91,889	0.1
Lyondell Chemical Co., Roll-Up DIP Term Loan, 5.940%, 12/15/09	700	580,738	0.7
Lyondell Chemical Co., Term Loan, 5.940%, 12/15/09	134	111,038	0.2
Lyondell Chemical Co., Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	75	32,519	0.1
Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan,
3.815%, 12/20/13	43	18,651	0.0	[12]
3.815%, 12/22/13	14	6,141	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

CHEMICALS (continued)
Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	$75	$32,519	0.0%[12]
Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	825	357,164	0.5
Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.815%, 12/20/14	23	9,789	0.0	[12]

		2,223,202	2.9
COMMERCIAL SERVICES & SUPPLIES — 1.3%
Clarke American Corp., Term Loan B, 2.810%, 06/27/14	618	477,653	0.6
3.098%, 06/27/14	281	217,507	0.3
3.708%, 06/27/14	84	64,606	0.1
Quebecor World, Inc., Term Loan, 6.597%, 07/10/12	250	235,832	0.3

		995,598	1.3
DIVERSIFIED MANUFACTURING — 1.0%
BOC Edwards, 1st Priority Lien Term Loan, 2.310%, 05/31/14	1,203	754,743	1.0

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
Level 3 Communications, Term Loan B, 2.571%, 03/13/14	71	59,069	0.1
3.389%, 03/13/14	179	147,671	0.2
11.500%, 03/13/14	250	256,250	0.3

		462,990	0.6
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.0%
Isola Group S.A.R.L., 1st Lien Term Loan, 11.000%, 12/18/12[1,4,9]	445	200,280	0.3
Isola Group S.A.R.L., 2nd Lien Term Loan, 17.750%, 12/18/13[1,4,9]	250	50,000	0.1
Sirius Computer Solutions, 2nd Lien Term Loan, 6.598%, 05/30/13[9]	1,000	500,000	0.6

		750,280	1.0
FOOD & STAPLES RETAILING — 0.6%
Rite Aid Corp., Term Loan 3, 6.000%, 06/04/14	497	432,322	0.6

GAMING — 2.6%
Fontainebleau Las Vegas Holdings LLC, Delayed Draw Term Loan B, 4.316%, 06/06/14[1,4]	167	44,457	0.0	[12]

Description	Par (000)	Value	Percent of Net Assets*

GAMING (continued)
Fontainebleau Las Vegas Holdings LLC, Initial Term Loan, 4.527%, 06/06/14[1,4]	$333	$88,878	0.1%
Harrah’s Operating Co., Inc., Term B-2 Loan, 4.092%, 01/28/15	1,028	750,229	1.0
Venetian Macau, Term B Funded Project Loan, 2.570%, 05/25/13	1,333	1,127,773	1.5

		2,011,337	2.6
HOTELS, RESTAURANTS & LEISURE — 0.7%
Outback Steakhouse, Prefunded RC Commitment, 0.449%, 06/14/13	5	3,833	0.0	[12]
Outback Steakhouse, Term Loan B, 2.625%, 06/14/14	446	318,472	0.4
Six Flags Theme Parks, Inc., Term Loan B, 3.350%, 04/30/15	250	235,448	0.3

		557,753	0.7
HOUSEHOLD PRODUCTS — 0.8%
Spectrum Brands, Inc., Letter of Credit, 0.170%, 03/30/13[1,4]	15	12,837	0.0	[12]
6.250%, 03/30/13[1,4]	10	8,562	0.0	[12]
Spectrum Brands, Inc., Term Loan B, 5.398%, 03/30/13[1,4]	155	136,875	0.2
6.250%, 03/30/13[1,4]	515	455,639	0.6

		613,913	0.8
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.1%
Calpine Corp., 1st Priority Lien Term Loan, 3.475%, 03/29/14	1,424	1,258,962	1.7
Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan, 3.810%, 10/10/14	8	5,354	0.0	[12]
3.821%, 10/10/14	975	695,906	0.9
TPF Generation Holdings LLC, 2nd Lien Term Loan, 4.560%, 12/15/14	500	406,875	0.5

		2,367,097	3.1
INDUSTRIAL CONGLOMERATES — 1.0%
Milacron, Inc., Dip Term Loan, 19.000%, 10/07/09[3]	477	805,934	1.0

INSURANCE — 0.8%
HMSC Corp., 1st Lien Term Loan, 2.560%, 04/03/14	978	606,050	0.8

IT SERVICES — 2.9%
Compucom Systems, Inc., Term Loan, 3.810%, 08/23/14[9]	906	815,580	1.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

IT SERVICES (continued)
First Data Corp., Initial Tranche B-1 Term Loan, 3.060%, 09/24/14	$22	$16,098	0.0%[12]
3.065%, 09/24/14	371	277,670	0.4
First Data Corp., Initial Tranche B-3 Term Loan, 3.060%, 09/24/14	81	60,168	0.1
3.065%, 09/24/14	1,394	1,039,836	1.3

		2,209,352	2.9
LEISURE EQUIPMENT & PRODUCTS — 0.0%[12]
True Temper Sports, Inc., 2nd Lien Term Loan, 6.600%, 06/30/11[1,4,9]	77	19,633	0.0	[12]

MEDIA — 4.3%
CCO Holdings LLC, 3rd Lien Term Loan, 6.750%, 09/06/14	600	474,750	0.6
Cengage Learning Acquisitions, Term Loan, 2.810%, 07/15/14	499	416,535	0.5
High Plains Broadcasting Operating Co. LLC, Term Loan, 7.250%, 09/14/16	194	133,161	0.2
Idearc, Inc., Term Loan B, 3.220%, 11/17/14	730	307,717	0.4
Newport Television LLC, Term Loan, 0.000%, 09/14/16	485	333,738	0.5
7.250%, 09/14/16	249	170,854	0.2
Sirius Satellite Radio, Term Loan, 2.563%, 12/20/12	491	422,475	0.5
Univision Communications, Inc., 1st Lien Term Loan, 2.560%, 09/20/14	1,500	1,119,840	1.4

		3,379,070	4.3
MULTILINE RETAIL — 0.4%
Dollar General Corp., Tranche B-1 Term Loan, 3.060%, 07/07/14	22	20,517	0.0	[12]
3.068%, 07/07/14	5	4,451	0.0	[12]
3.069%, 07/07/14	5	5,123	0.0	[12]
3.789%, 07/07/14	32	30,472	0.1
Dollar General Corp., Tranche B-2 Term Loan, 3.060%, 07/07/14	250	234,715	0.3

		295,278	0.4
PAPER & FOREST PRODUCTS — 2.1%
Abitibi-Consolidated Co. of Canada, Term Loan, 9.500%, 03/31/11[1,4]	694	556,773	0.7
New Page Corp., Term Loan, 4.062%, 12/21/14	733	630,697	0.8
Smurfit Stone Container, Term Loan, 0.000%, 11/01/11	500	452,085	0.6

		1,639,555	2.1

Description	Shares/ Par (000)		Value	Percent of Net Assets*

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.6%
Freescale Semiconductor, Inc., Incremental Term Loan, 12.500%, 12/15/14	$150		$130,081	0.2%
Freescale Semiconductor, Inc., Term Loan, 2.070%, 11/29/13	493		357,256	0.4

			487,337	0.6
SPECIALTY RETAIL — 0.5%
Burlington Coat Factory, Term Loan, 2.560%, 05/28/13	500		391,174	0.5

Total Loan Participations & Assignments
(cost $28,207,662)			22,860,887	29.7

ASSET-BACKED SECURITIES — 1.9%
Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 2.014%, 01/25/35[9]	115		6,171	0.0	[12]
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.814%, 09/25/34[9]	67		4,070	0.0	[12]
Unipac IX LLC, 13.000%, 04/11/13[3,9]	1,500		1,462,960	1.9

Total Asset-Backed Securities
(cost $1,637,216)			1,473,201	1.9

Total Fixed Income Investments
(cost $152,511,973)			118,236,275	153.4

COMMON STOCKS — 0.7%
AIRLINES — 0.0%[12]
Delta Air Lines, Inc.[1]	3		14,689	0.0	[12]

AUTO COMPONENTS — 0.0%
Glasstech, Inc., Class C1,3	—	[11]	—	0.0

BROADCASTING & CABLE TV — 0.0%[12]
Adelphia Recovery Trust[1,3]	157		2	0.0	[12]

BUILDING PRODUCTS — 0.0%[12]
Lexington Coal Co.[1,3]	25		27,083	0.0	[12]

CONTAINERS & PACKAGING — 0.2%
Constar International, Inc.[1]	8		118,500	0.2

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
AboveNet, Inc.[1,6]	3		208,961	0.3
XO Holdings, Inc.[1]	1		158	0.0	[12]

			209,119	0.3
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0%[12]
Mirant Corp.[1]	1		14,701	0.0	[12]

MEDIA — 0.2%
Time Warner Cable, Inc.	5		162,530	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of June 30, 2009 (Unaudited)

Description	Shares (000)		Value	Percent of Net Assets*

TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Broder Brothers Co.[1]	$38		$—	0.0%
Westpoint Stevens, Inc.[1,3]	14		—	0.0

			—	0.0
Total Common Stocks
(cost $2,924,396)			546,624	0.7

PREFERRED STOCKS — 2.4%
AUTO COMPONENTS — 0.0%
Glasstech, Inc., Pfd, Series C [3]	—	[11]	—	0.0

COMMERCIAL BANKS — 2.3%
CoBank ABC, Pfd, Private Placement, 7.814%[2,14]	40		1,395,480	1.8
Royal Bank of Scotland Group plc, Pfd, (United Kingdom), Series 1, ADR, 9.118%, 03/31/10	500		407,500	0.5

			1,802,980	2.3
MEDIA — 0.1%
Spanish Broadcasting System, Inc., Pfd[1,3]	481		1,215	0.0	[12]
Spanish Broadcasting System, Inc., Pfd, Series B, PIK, 10.750%, 05/04/09[3,14]	—	[11]	76,508	0.1

			77,723	0.1
Total Preferred Stocks
(cost $1,654,795)			1,880,703	2.4

RIGHTS — 0.0%
TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Westpoint Stevens, Inc., expiring 04/25/14[1,3] (cost $184,476)	13		—	0.0

WARRANTS — 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
AboveNet, Inc., Class CW10, expiring 09/08/10 (Strike Price $24.00)[1,3,9]	1		45,046	0.1
XO Holdings, Inc., Series A, expiring 01/16/10 (Strike Price $6.25)[1]	1		11	0.0	[12]
XO Holdings, Inc., Series B, expiring 01/16/10 (Strike Price $7.50)[1]	1		2	0.0	[12]

Description	Shares (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
XO Holdings, Inc., Series C, expiring 01/16/10 (Strike Price $10.00)[1]	$1	$8	0.0	[12]%

		45,067	0.1
TRANSPORTATION SERVICES — 0.0%
IdleAire Technologies Corp., expiring 12/15/15 (Strike Price $1.00)[1,3]	1	—	0.0
Total Warrants
(cost $208,600)		45,067	0.1

Total Equity Investments
(cost $4,972,267)		2,472,394	3.2

SHORT-TERM INVESTMENT — 1.7%
INVESTMENT COMPANY — 1.7%
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410%[5,13] (cost 1,301,422)	1,301	1,301,422	1.7

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN — 9.4%
INVESTMENT COMPANY — 9.4%
JPMorgan Prime Money Market Fund, Capital Shares, 0.450%[5,13] (cost $7,246,366)	7,246	7,246,366	9.4

TOTAL INVESTMENTS
(cost $166,032,028)		129,256,457	167.7
Other Liabilities in Excess of Other Assets		(52,172,273)	(67.7)

NET ASSETS		$77,084,184	100.0%

ADR	American Depositary Receipt
Cert	Certificate
Co	Company
DIP	Debtor-in-Possession
Disc	Discount
Guar	Guaranteed
Mtg	Mortgage
Nt	Note
Pfd	Preferred
PIK	Payment in-kind
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (concluded)

As of June 30, 2009 (Unaudited)

*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $28,292,521 and 36.7% of net assets.

[3]	Fair valued security. These securities amounted to $4,784,015 and 6.2% of net assets.
[4]	Security in default.
[5]	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $7,205,213.
[7]	Step-up bond. Interest rate is effective rate as of June 30, 2009.
[8]	Restricted security. These securities amounted to $1,582,937 and 2.1% of net assets.
[9]	Security deemed to be illiquid. These securities amounted to $11,155,131 and 14.5% of net assets.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, TBAs, when-issued securities and delayed delivery securities.
[11]	Amount rounds to less than 1,000 shares.
[12]	Amount rounds to less than 0.1%.
[13]	The rate shown is the current yield as of June 30, 2009.
[14]

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2009.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Assets and Liabilities

As of June 30, 2009 (Unaudited)

ASSETS:
Investments in non-affiliates, at value	$120,708,669
Investments in affiliates, at value	8,547,788

Total investment securities, at value	129,256,457
Cash	27,382
Receivables:
Investment securities sold	1,237,611
Interest and dividends	2,066,554
Unrealized appreciation on unfunded commitments	1,246
Due from Administrator	35,037
Prepaid expenses and other assets	23,613

Total Assets	132,647,900

LIABILITIES:
Payables:
Dividends	4,054
Investment securities purchased	4,071,712
Collateral for securities lending program	7,246,366
Outstanding swap contracts, at value	916,895
Accrued liabilities:
Investment advisory fees	250,099
Administration fees	4,961
Custodian and accounting fees	4,680
Trustees’ and Chief Compliance Officer’s fees	3,671
Other	61,278

Total Liabilities	12,563,716

Less: Outstanding Preferred Stock (1,720 shares at $25,000 per share) at liquidation value	43,000,000

Net Assets Applicable to Common Stockholders	$77,084,184

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock, $0.01 par value; 49,996,320 shares authorized 12,950,905 shares issued and outstanding	$129,509
Capital in excess of par	172,778,010
Undistributed net investment income	3,058,445
Accumulated net realized gains (losses)	(61,190,560)
Net unrealized appreciation (depreciation)	(37,691,220)

Total Net Assets applicable to common stockholders	$77,084,184

Shares Outstanding	12,950,905
Net asset value per Common Share ($77,084,184/12,950,905)	$5.95
Cost of investments in non-affiliates	$157,484,240
Cost of investments in affiliates	8,547,788
Value of securities on loan	7,205,213

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income from non-affiliates	$5,142,905
Dividend income from non-affiliates	268,441
Dividend income from affiliates	9,128
Income from securities lending (net)	17,588

Total Investment Income	5,438,062
EXPENSES:
Investment advisory fees (Note 6)	466,226
Administration fees (Note 6)	52,105
Custodian and accounting fees (Note 6)	16,857
Audit fees	37,744
Legal fees	26,253
Director’s fees and expenses	15,442
Printing and mailing costs	33,884
Transfer agent fees	9,412
Stock exchange listing fees	9,888
Insurance	14,436
Board restructuring and related proxy expenses	104,433

Operating Expenses	786,680
Commissions on auction rate preferred stock	90,231

Total Expenses	876,911
Less amounts waived	(104,433)
Less earnings credits	(17)

Net Expenses	772,461

Net Investment Income (loss)	4,665,601
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,722,212)
Swaps	(495,478)

Net realized gain (loss)	(7,217,690)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	29,933,955
Swaps	353,453
Unfunded commitments	106,791

Change in net unrealized appreciation (depreciation)	30,394,199

Net realized/unrealized gains (losses)	23,176,509

Change in net assets resulting from operations	27,842,110
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(32,713)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$27,809,397

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Changes in Net Assets

	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,665,601	$15,538,444
Net realized gain (loss)	(7,217,690)	(11,009,018)
Change in net unrealized appreciation (depreciation)	30,394,199	(55,922,165)
Distributions to preferred stockholders from net investment income	(32,713)	(2,124,511)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	27,809,397	(53,517,250)

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(4,273,662)	(11,391,518)

Total distributions to common stockholders	(4,273,662)	(11,391,518)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 2,494 and 6,196 shares issued in reinvestment of dividends to common stockholders in 2009 and 2008, respectively	11,098	43,683

Total increase in net assets derived from fund share transactions	11,098	43,683

Total net increase/(decrease) in net assets applicable to common stockholders	23,546,833	(64,865,085)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	53,537,351	118,402,436

End of period	$77,084,184	$53,537,351

Undistributed Net Investment Income	$3,058,445	$2,699,219

See Notes to Financial Statements.

Statement of Cash Flows

For the Six Months Ended June 30, 2009 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets from operations	$27,842,110
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(32,751,093)
Proceeds from disposition of investment securities	28,233,580
Proceeds of short-term investments, net	229,605
Purchases of collateral for securities on loan, net	(7,042,403)
Unrealized appreciation/depreciation on swap contracts	(353,453)
Unrealized appreciation/depreciation on investments	(29,933,955)
Unrealized appreciation/depreciation on unfunded commitments	(106,791)
Realized gain/loss on investments	6,722,212
Realized gain/loss on swap contracts	495,478
Increase in due from Administrator	(35,037)
Increase in receivable for investments sold	(979,856)
Decrease in interest and dividends receivable	627,387
Increase in prepaid expenses and other assets	(3,844)
Increase in payable for investments purchased	3,963,504
Increase in collateral for securities lending payable	7,042,403
Increase in dividends and distributions payable	1,009
Decrease in excise tax payable	(69,200)
Increase in accrued expenses and other liabilities	147,831
Net (amortization)/accretion of income	(257,137)

Net cash provided (used) by operating activities	3,772,350

Cash flows provided (used) by financing activities:
Cash distributions paid to common stockholders (net of reinvestments of $11,098)	(4,262,564)
Cash distributions paid to preferred stockholders	(32,713)

Net cash provided (used) by financing activities	(4,295,277)

Net decrease in cash	(522,927)

Cash:
Beginning of period	550,309

End of period	$27,382

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Six Months Ended June 30, 2009 (Unaudited)		For the Year Ended December 31,
			2008	2007	2006	2005	2004
Net asset value, beginning of period	$4.14		$9.15	$9.95	$8.94	$9.55	$8.59

Net investment income	0.36		1.21	1.21	1.09	1.12	1.08
Net realized and unrealized gain/(loss) on investments	1.78		(5.18)	(0.84)	1.07	(0.67)	0.93
Cumulative effect on change in fixed income valuation (Note 1)	—		—	—	—	—	(0.07)
Distributions to preferred stockholders from net investment income	—	(13)	(0.16)	(0.27)	(0.25)	(0.16)	(0.08)

Net increase/(decrease) in net asset value resulting from operations	2.14		(4.13)	0.10	1.91	0.29	1.86

Distributions to Common Stockholders from:
Net investment income	(0.33)		(0.88)	(0.90)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$5.95		$4.14	$9.15	$9.95	$8.94	$9.55

Market value per share, end of period	$5.23		$3.68	$8.10	$9.80	$8.50	$9.82

TOTAL INVESTMENT RETURN(1):
Based on market value per common share(2)(3)	52.88%		(47.76%)	(9.01%)	26.78%	(4.46%)	18.67%
Based on net asset value per common share(3)(4)(5)	54.54%		(47.98%)	1.24%	22.38%	3.33%	22.79%
RATIOS TO AVERAGE NET ASSETS(6)(7):
Net expenses (including expenses related to leverage)(8)(9)(10)	1.48	%(14)	0.59%	1.27%	1.95%	1.59%	1.92%
Applicable to common stockholders only(8)(10)(11)	2.49	%(15)	0.99%	1.92%	3.01%	2.48%	3.03%
Net expenses (prior to expenses related to leverage)(8)(9)(10)	1.30	%(14)	0.49%	1.18%	1.86%	1.50%	1.83%
Applicable to common stockholders only(8)(10)(11)	2.20	%(15)	0.82%	1.79%	2.87%	2.34%	2.88%
Net investment income(10)(11)	15.06%		16.22%	12.18%	11.61%	12.39%	12.14%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$77,084		$53,537	$118,402	$128,712	$115,429	$123,180
Portfolio turnover rate(3)	27%		36%	64%	75%	95%	73%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	1,720		1,720	2,640	2,640	2,640	2,640
Asset coverage per share of preferred stock outstanding at end of period(12)	$69,816		$56,126	$69,849	$73,755	$68,723	$71,660
Involuntary liquidation preference and average market value per share of preferred stock	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[3]	Not annualized for periods less than one year.
[4]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[5]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for common stockholder transactions.

[6]	Ratios do not include the effect of dividends to preferred stock.
[7]	See Note 6 in the Notes to Financial Statements.
[8]	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
[9]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[10]	Annualized for periods less than one year.
[11]	Ratios calculated relative to the average net assets of common stockholders only.
[12]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
[13]	Amount rounds to less than $0.01.
[14]	The Advisor and Administrator voluntarily agreed to waive fees during the six months ended June 30, 2009. Without these waivers, the ratio would have been higher by 0.20%.
[15]	The Advisor and Administrator voluntarily agreed to waive fees during the six months ended June 30, 2009. Without these waivers, the ratio would have been higher by 0.34%.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	SECURITY VALUATIONS — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. At June 30, 2009, there were fair-valued securities of $4,784,015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$9,067,348	$—	$—
Level 2 — Other significant observable inputs	115,405,094	—	(916,895)
Level 3 — Significant unobservable inputs	4,784,015	—	—

Total	$129,256,457	$—	$(916,895)

*	Other financial instruments may include futures, forwards and swap contracts.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The following table represents each valuation input by industry as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Investments in Securities
Common Stocks
Airlines	$14,689	$—	$—	$14,689
Broadcasting & Cable TV	—	—	2	2
Building Products	—	—	27,083	27,083
Containers & Packaging	118,500	—	—	118,500
Diversified Telecommunication Services	209,119	—	—	209,119
Independent Power Producers & Energy Traders	14,701	—	—	14,701
Media	162,530	—	—	162,530
Textiles, Apparel & Luxury Goods	—	—	—	—

Total Common Stocks	519,539	—	27,085	546,624

Preferred Stocks
Commercial Banks	—	1,802,980	—	1,802,980
Containers & Packaging	—	—	—	—
Media	—	—	77,723	77,723

Total Preferred Stocks	—	1,802,980	77,723	1,880,703

Debt Securities
Asset-Backed Securities	—	10,241	1,462,960	1,473,201
Corporate Bonds
Advertising	—	151,125	—	151,125
Aerospace & Defense	—	129,375	—	129,375
Airlines	—	2,283,879	214,059	2,497,938
Auto Components	—	139,241	—	139,241
Automobiles	—	496,643	—	496,643
Beverages	—	554,910	—	554,910
Broadcasting & Cable TV	—	63,482	—	63,482
Building Products	—	176,000	—	176,000
Chemicals	—	2,486,969	—	2,486,969
Commercial Banks	—	1,145,210	—	1,145,210
Commercial Services & Supplies	—	1,917,012	—	1,917,012
Communications Equipment	—	560,000	—	560,000
Computers & Peripherals	—	544,375	—	544,375
Construction Engineering	—	1,609,695	—	1,609,695
Construction Materials	—	966,682	—	966,682
Consumer Finance	—	5,020,202	—	5,020,202
Consumer Products	—	1,605,844	—	1,605,844
Containers & Packaging	—	1,845,812	62,100	1,907,912
Distributors	—	635,756	—	635,756
Diversified Consumer Services	—	1,756,882	—	1,756,882
Diversified Financial Services	—	2,323,554	—	2,323,554
Diversified Manufacturing	—	1,363,939	—	1,363,939

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Diversified Telecommunication Services	$—	$2,343,600	$—	$2,343,600
Electric Utilities	—	191,500	—	191,500
Electrical Equipment	—	121,094	—	121,094
Electronic Equipment, Instruments & Components	—	1,040,100	389,043	1,429,143
Energy Equipment & Services	—	2,903,905	—	2,903,905
Food & Staples Retailing	—	2,959,587	—	2,959,587
Food Products	—	1,785,534	8,718	1,794,252
Gaming	—	3,778,558	—	3,778,558
Health Care Providers & Services	—	4,120,600	—	4,120,600
Hotels, Restaurants & Leisure	—	1,518,338	—	1,518,338
Household Durables	—	848,750	—	848,750
Independent Power Producers & Energy Traders	—	5,088,076	—	5,088,076
Industrial Conglomerates	—	1,604,680	85,050	1,689,730
Industrial Machinery	—	1,413,740	—	1,413,740
Insurance	—	3,627,459	—	3,627,459
IT Services	—	300,000	—	300,000
Leisure Equipment & Products	—	41,500	—	41,500
Marine	—	575,750	—	575,750
Media	—	8,653,904	—	8,653,904
Metals & Mining	—	240,000	881,650	1,121,650
Multiline Retail	—	378,000	—	378,000
Multi-Utilities	—	328,500	—	328,500
Oil, Gas & Consumable Fuels	—	5,249,556	—	5,249,556
Paper & Forest Products	—	2,247,907	—	2,247,907
Pharmaceuticals	—	1,675,946	—	1,675,946
Real Estate Investment Trusts (REITs)	—	54,156	—	54,156
Road & Rail	—	1,521,908	—	1,521,908
Semiconductors & Semiconductor Equipment	—	1,832,192	—	1,832,192
Specialty Retail	—	2,213,780	460,000	2,673,780
Textiles, Apparel & Luxury Goods	—	667,500	250,497	917,997
Tobacco	—	1,515,275	—	1,515,275
Trading Companies & Distributors	—	178,500	—	178,500
Transportation Services	—	—	14,150	14,150
Wireless Telecommunication Services	—	2,740,438	—	2,740,438

Total Corporate Bonds	—	91,536,920	2,365,267	93,902,187

Loan Participations & Assignments
Airlines	—	422,473	—	422,473
Automobiles	—	1,073,201	—	1,073,201
Building Products	—	362,595	—	362,595
Chemicals	—	2,223,202	—	2,223,202
Commercial Services & Supplies	—	995,598	—	995,598
Diversified Manufacturing	—	754,743	—	754,743
Diversified Telecommunication Services	—	462,990	—	462,990
Electronic Equipment, Instruments & Components	—	750,280	—	750,280
Food & Staples Retailing	—	432,322	—	432,322
Gaming	—	2,011,337	—	2,011,337

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Hotels, Restaurants & Leisure	$—	$557,753	$—	$557,753
Household Products	—	613,913	—	613,913
Independent Power Producers & Energy Traders	—	2,367,097	—	2,367,097
Industrial Conglomerates	—	—	805,934	805,934
Insurance	—	606,050	—	606,050
IT Services	—	2,209,352	—	2,209,352
Leisure Equipment & Products	—	19,633	—	19,633
Media	—	3,379,070	—	3,379,070
Multiline Retail	—	295,278	—	295,278
Paper & Forest Products	—	1,639,555	—	1,639,555
Semiconductors & Semiconductor Equipment	—	487,337	—	487,337
Specialty Retail	—	391,174	—	391,174

Total Loan Participations & Assignments	—	22,054,953	805,934	22,860,887

Rights
Textiles, Apparel & Luxury Goods	—	—	—	—
Warrants
Diversified Telecommunication Services	21	—	45,046	45,067
Transportation Services	—	—	—	—

Total Warrants	21	—	45,046	45,067

Short-Term Investments
Investment Companies	1,301,422	—	—	1,301,422
Investments of Cash Collateral for Securities on Loan	7,246,366	—	—	7,246,366

Total Investments in Securities	$9,067,348	$115,405,094	$4,784,015	$129,256,457

Depreciation in Other Financial Instruments
Interest Rate Swaps	—	(916,895)	—	(916,895)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/08	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 06/30/09
Investments in Securities
Corporate Bonds — Airlines	$314,944	$4,254	$17,458	$10,094	$(132,691)	$—	$214,059
Corporate Bonds — Containers & Packaging	62,100	—	—	—	—	—	62,100
Corporate Bonds — Electronic Equipment, Instruments & Components	351,671	—	37,372	—	—	—	389,043
Corporate Bonds — Food Products	8,718	—	—	—	—	—	8,718
Corporate Bonds — Independent Power Producers & Energy Traders	70,000	—	—	—	—	(70,000)	—
Corporate Bonds — Industrial Conglomerates	—	—	—	—	—	85,050	85,050
Corporate Bonds — Metals & Mining	—	—	(251,574)	5,049	1,128,175	—	881,650
Corporate Bonds — Specialty Retail	—	—	(40,000)		500,000	—	460,000
Corporate Bonds — Textile, Apparel & Luxury Goods	—	—	(126,066)	(110)	376,673	—	250,497
Corporate Bonds — Transportation Services	14,150	—	—	—	—	—	14,150
Loan Participations & Assignments — Industrial Conglomerates	—	—	445,574	38,955	321,405	—	805,934

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

	Balance as of 12/31/08	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 06/30/09
Asset-Backed Securities	$1,458,514	$—	$853	$3,593	$—	$—	$1,462,960
Common Stocks — Broadcasting & Cable TV	2	—	—	—	—	—	2
Common Stocks — Building Products	26,323	—	760	—	—	—	27,083
Common Stocks — Containers & Packaging	—	—	—	—	—	—	—
Common Stocks — Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—
Preferred Stocks — Containers & Packaging	—	—	—	—	—	—	—
Preferred Stocks — Media	76,507	—	1,216	—	—	—	77,723
Rights — Textiles, Apparel & Luxury Goods	—	—	—	—	—	—	—
Warrants — Diversified Telecommunication Services	3,915	—	41,131	—	—	—	45,046
Warrants — Transportation Services	—	—	—	—	—	—	—

Total	$2,386,844	$4,254	$126,724	$57,581	$2,193,562	$15,050	$4,784,015

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(876,594). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations and the Statement of Changes in Net Assets.

B.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

The Fund reserves the right to retain investment company taxable income and/or net capital gains. As such, excise taxes may be recognized and paid on undistributed income and capital gain amounts.

The Fund seeks to maintain a level monthly dividend. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of dividends paid may consist of net realized gains. To the extent that capital loss carryforwards are available to offset the distribution of capital gains but are not utilized at the end of the Fund’s fiscal year, such capital gain distributions may be taxable to stockholders as ordinary income.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

C.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

D.	SECURITIES LENDING — The Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Fund, serves as lending agent for the Fund. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Fund is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Fund or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Fund earned $12,773 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$7,205,213	$7,246,366	$7,246,366

The Fund bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Fund from losses resulting from a borrower failure to return a loaned security.

Effective December 2008, the Fund began investing cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund – Capital Shares. The Advisor of the Fund waived fees associated with the Fund’s investment in JPMorgan Prime Money Market Fund of $1,397, for the six months ended June 30, 2009. This amount offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Fund’s investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. Securities outstanding during the given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Fund paid lending agent fees to JPMCB in the amount of $424 for the six months ended June 30, 2009.

E.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are paid from net investment income monthly and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

F.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of June 30, 2009.

G.	LOAN PARTICIPATIONS AND ASSIGNMENTS — The Fund may invest in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the obligor from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

H.	UNFUNDED COMMITMENTS — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statement of Assets and Liabilities. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At June 30, 2009, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower:

Security Description	Term	Maturity Date	Rate	Commitment Amount	Value
Lyondell Chemical	New Money DIP Term Loan	12/15/09	1.50%	$44,677	$45,923

2.	COMMON STOCK — At June 30, 2009, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,950,905 shares outstanding. During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund issued 2,494 and 6,196 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. During 2002, the Fund redeemed a total of $26,000,000 or 1,040 shares of ARPS at various intervals. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors. The ARPS has a liquidation value of $25,000 per share, plus accumulated and unpaid dividends. At June 30, 2009, accrued ARPS dividends were $4,054.

The Fund is subject to certain limitations and restrictions associated with outstanding shares of ARPS, including maintaining an asset coverage ratio of 200% for such shares. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at their liquidation value.

On November 26, 2008 the Fund announced that it was not permitted to pay the monthly dividend for November to common stockholders, because the Fund’s asset coverage for outstanding ARPS was less than the 200% requirement.

In order to meet the 200% asset coverage ratio and resume the declaration and payment of monthly dividends, on December 10, 2008 and December 18, 2008, the Fund announced the voluntary

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

redemption of 800 and 120 shares of ARPS, respectively. The Fund irrevocably deposited the redemption proceeds of $23,000,000 with the Fund’s paying agent in December and on the date of such deposits, the 920 Preferred Shares were no longer deemed to be outstanding and all rights of the holders of the redeemed shares, except the right to receive the redemption proceeds, were terminated.

The Fund declared a dividend to common stockholders on December 11, 2008, which consisted of the cancelled November 2008 dividend as well as the December 2008 dividend.

The weekly auction for the ARPS issued by the Fund has failed since February 13, 2008, due to insufficient demand (bids to buy shares) to meet supply (shares offered for sale) at the auction. Holders of preferred shares who wish to sell will not be able to do so until there is a successful auction with sufficient demand for the shares. Failed auctions are not considered a default by the Fund and do not alter the credit quality of the ARPS. However, failed auctions may increase the cost of the Fund’s leverage and decrease the income available for common stockholders. ARPS holders have continued to receive dividends at the “maximum rate” set on the date of the failed auction, and the redemption price of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. Based on the rating assigned to the Fund’s ARPS, the maximum rate may range from 150%-275% of the “AA” Financial Composite Commercial Paper Rate as of a given auction date. The maximum rate incurred during the period ended June 30, 2009 ranged from 0.17% to 0.45%. The maximum rate as of the August 19, 2009 auction was 0.24%, which is 150% of the “AA” Financial Composite Commercial Paper Rate on that date.

4.	INTEREST RATE SWAPS — Interest rate swaps are agreements between the counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund entered into interest payment swap arrangements with Citibank, N.A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS.

The Fund may be subject to various risks from the use of interest rate swaps including: (i) the risk that changes in the value of a interest rate swap may not correlate perfectly with the underlying asset, rate or index; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in swaps also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Notional amounts are an indicator of the volume of the Fund’s swap activities. These amounts are disclosed in the accompanying table that follows.

Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 0.308% to 0.564% during the six months ended June 30, 2009.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The effective date, upfront premiums, notional contract amount, maturity, fixed and floating annual rates and unrealized appreciation/depreciation of the swaps are as follows:

Effective Date	Upfront Premiums (Paid)/ Received	Notional Contract Amount	Maturity	Payments Made by the Fund	Payments Received by the Fund	Floating Annual Rate*	Unrealized Appreciation/ (Depreciation)
12/1/2005	—	$5 million	12/01/09	4.740% monthly	1 month LIBOR monthly	0.309%	$(109,176)
8/14/2006	—	$5 million	06/01/10	5.255% monthly	1 month LIBOR monthly	0.309	(231,728)
12/1/2006	—	$5 million	12/01/10	5.010% monthly	1 month LIBOR monthly	0.309	(303,135)
11/30/2007	—	$5 million	06/01/11	4.000% monthly	1 month LIBOR monthly	0.309	(272,856)

Total							$(916,895)

*	Represents rate in effect at June 30, 2009.

For the six months ended June 30, 2009, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $495,478 and are shown in realized loss in the accompanying Statement of Operations.

The estimated fair value of the interest rate swap agreements at June 30, 2009, amounted to approximately $916,895 in net unrealized depreciation and is included in the accompanying Statement of Assets and Liabilities.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2009 aggregated $32,751,093 and $28,233,580 respectively. During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

6.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — JPMIM, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., serves as investment advisor to the Fund under an Investment Advisory Agreement (the “Advisory Agreement”), which was approved by shareholders at the Annual Meeting held on April 22, 2009 and which became effective on May 1, 2009. Under the Advisory Agreement, JPMIM is entitled to receive an annual investment advisory fee (the “Performance Fee”), computed and paid monthly after the end of each calendar month, at a rate that increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets over a rolling 12 month period. The increase or decrease is calculated by comparing the total return investment performance of the Fund (net of all fees and expenses, including the advisory fee) for the prior 12-month period (the “Fund Return”) to the percentage change in the Credit Suisse First Boston High Yield Index, Developed Countries Only (the “Index”) for the same period. The fee rate is 0.90% of the Fund’s average net assets if the performance of the Fund Return equals the Index Return. The fee rate increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund Return and the Index Return, up to the maximum fee rate of 1.40% or down to the minimum fee rate of 0.40%. The fee rate is calculated monthly based on the performance of the Fund compared to the Index during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus liabilities other than the principal amount of any outstanding senior securities representing indebtedness and includes the liquidation preference of the ARPS) during the entire 12 month period. The compensation due to the Advisor after the end of each month shall be equal to 1/12th of the amount of the advisory fee calculated as stated above.

During the 12-month period immediately following May 1, 2009 (the “Transition Period”), the Fund shall pay JPMIM the minimum fee

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

payable under the Advisory Agreement and pay JPMIM any balance due based on the Fund’s investment performance during the Transition Period upon completion of such period.

The Performance Fee, based on the comparative performance for the rolling two month period of May 1, 2009 to June 30, 2009, was calculated and accrued at an annual rate of 1.40%. As per the Advisory Agreement, JPMIM will be paid at the minimum annual rate of 0.40% until the end of the Transition Period at which time any balance due will be paid to JPMIM. Advisory fees accrued for this period, resulted in a net expense to the Fund of $271,439.

Prior to May 1, 2009, JPMIM served as investment advisor to the Fund under the Investment Advisory Agreement effective as of January 1, 2007 (the “2007 Advisory Agreement”). Under the 2007 Advisory Agreement, the performance fee was calculated under the same terms as the Advisory Agreement, except that the fees recorded in a single month included adjustments, if necessary, relating to the payments made in the previous 12-month period. Under the 2007 Advisory Agreement, the amounts recorded in the financial statements may have been greater or less than the maximum/minimum rate of the performance fee.

For the four months ended April 30, 2009, the advisory fee under the 2007 Advisory Agreement was calculated and paid based on 0.40% of average net assets (as defined above) of the Fund. Advisory fees charged for this period, resulted in a net expense to the Fund of $194,787.

The combined effective advisory fee rate calculated for the semi-annual period ended June 30, 2009, was an annual rate of 0.89%. Advisory fees calculated for the semi-annual period ended June 30, 2009, resulted in a net expense to the Fund of $466,226.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor and Administrator reimburse to the Fund an amount sufficient to offset the advisory, administration, distribution and shareholder servicing fees each charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $1,680.

The Fund has an administrative services agreement with JPMorgan Funds Management, Inc. (the “Administrator”) (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At June 30, 2009, accrued administrative fees were $4,961.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., is the Fund’s sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

The Fund has a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

The Fund is a party to loan participations and assignments that were transacted with JPMorgan Chase & Co. or its affiliates through the normal course of business.

For the six months ended June 30, 2009, the Fund’s service providers voluntarily waived fees in an amount equal to expenses that the Fund incurred in association with the restructuring of the Board of Directors including related proxy expenses. None of these parties expects the Fund to repay any such waived fees in future years.

Voluntary Waivers
Advisor	Administration	Total
$52,328	$ 52,105	$104,433

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

7.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — At June 30, 2009, the components of net assets applicable to common stockholders (excluding paid in capital) on a tax basis were as follows:

June 30, 2009
Gross unrealized appreciation on investments	$3,898,474
Gross unrealized depreciation on investments	40,674,045

Net unrealized appreciation/(depreciation) on investments	$(36,775,571)

Cost of investments for Federal Tax purposes	$166,032,028

8.	SCHEDULE OF RESTRICTED SECURITIES — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by rule under the Act, or an exemption from the registration requirements of the Act. At June 30, 2009, the Fund held restricted securities representing 2.1% of the Fund’s net assets. The restricted securities held as of June 30, 2009 are identified below:

Security	Description	Acquisition Date	Cost of Security
Golden State Foods Corp., Private Placement, Sr Sub Nt, 9.240%, 01/10/12	Bond	2/26/2004	$1,553,752

9.	ILLIQUID SECURITIES — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At June 30, 2009, the Fund held illiquid securities representing 14.5% of net assets.

10.	RISKS, CONCENTRATIONS AND INDEMNIFICATIONS — The Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is party to a derivative contract governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements) with a counterparty. The Fund’s ISDA agreement, which is separately negotiated with the dealer counterparty, may contain provisions allowing, absent other considerations, the counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

On December 9, 2008 and January 12, 2009, Citigroup and Morgan Stanley, respectively, became beneficial owners of a significant portion of the Fund’s outstanding ARPS and based on such ownership, could each be deemed to be an affiliate of the Fund. Both Citigroup and Morgan Stanley have informed the Fund that they intend to comply with a No Action Letter that enables them not to be deemed affiliates of the Fund. These parties could have an impact on matters that affect the Funds’ shareholders due to the voting rights associated with the ARPS, as detailed in the “Preferred Stock” note, included in this report.

As of June 30, 2009, the Fund is a party to interest rate swaps, and certain securities loans and loan participations and assignments that were transacted with either Citigroup or Morgan Stanley in the normal course of business, prior to their potential affiliation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

11.	SUBSEQUENT EVENT — Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

PACHOLDER HIGH YIELD FUND, INC.

Annual Meeting Results (Unaudited)

The Fund held its 2009 annual meeting of shareholders on April 22, 2009, for the purpose of considering and voting upon the following proposals:

The results of voting were as follows (by number of shares):

Proposal 1: For nominees to the Board of Directors

Fergus Reid, III[1]
In Favor	9,920,204
Withheld	631,898

William J. Armstrong[1]
In Favor	9,942,573
Withheld	609,529

John F. Finn[1]
In Favor	9,936,583
Withheld	615,519

Dr. Matthew Goldstein[1]
In Favor	9,927,731
Withheld	624,372

Robert J. Higgins[1]
In Favor	9,929,063
Withheld	623,040

Frankie D. Hughes[1]
In Favor	9,933,909
Withheld	618,193

Peter C. Marshall[1]
In Favor	9,940,478
Withheld	611,624

Marilyn McCoy[1]
In Favor	9,933,177
Withheld	618,925

William G. Morton, Jr. [1]
In Favor	9,932,964
Withheld	619,138

Robert A. Oden, Jr. [1]
In Favor	9,946,183
Withheld	605,920

Leonard M. Spalding, Jr. [1]
In Favor	9,931,631
Withheld	620,472

Frederick W. Ruebeck[2]
In Favor	1,565
Withheld

James J. Schonbachler[2]
In Favor	1,565
Withheld

[1]	Elected by the holders of the Fund’s Auction Rate Preferred Stock and Common Stock voting together as a single class.
[2]	Elected by holders of the Fund’s Auction Rate Preferred Stock voting separately as a class.

Proposal 2: To approve a new investment advisory agreement with J.P. Morgan Investment Management Inc. to take effect on May 1, 2009. The proposal was approved and the new investment advisory agreement took effect on May 1, 2009.
In favor:	7,144,369
Against:	579,385
Abstain:	158,229
Broker non-votes:	2,670,119

Proposal 3: To approve the amendment of one of the Fund’s investment restrictions to permit the Fund to write covered call options and purchase call options to close out open, covered call options. The proposal was approved and the Fund’s investment restriction was amended:
In favor:	7,244,850
Against:	459,818
Abstain:	177,315
Broker non-votes:	2,670,119

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.phf-hy.com). In addition, the Fund files it’s certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, on the Fund’s website at www.phf-hy.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 43036, Providence, RI 02940-3036, (888) 294-8217, and www.computershare.com.

Privacy Policy

Respecting and protecting customer privacy is vital to Pacholder High Yield Fund, Inc. This Policy explains what Pacholder High Yield Fund, Inc. does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of Pacholder High Yield Fund, Inc. through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our web site, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. We do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for Pacholder High Yield Fund, Inc. The transfer agent needs this information to process your purchase and sale transactions, to pay dividends to you and to update your account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm Pacholder High Yield Fund, Inc. or its shareholders.

•	To respond to a subpoena.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited) (concluded)

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

Special Notice for California Residents.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

Special Notice for Vermont Residents.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE PACHOLDER HIGH YIELD FUND, INC. PRIVACY COMMITMENT. Pacholder High Yield Fund, Inc. is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.phf-hy.com.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to a semi-annual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
September 4, 2009

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
Treasurer and Principal Financial Officer
September 4, 2009